SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 26, 2001
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             FINANCIALCONTENT, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       0-28377                     94-3319536
       --------                       -------                     ----------
(State or other jurisdiction      (Commission File              (IRS Employer
of incorporation)                     Number)                Identification No.)

                         199 California Drive, Suite 207
                           Millbrae, California 94030
                           --------------------------
                    (Address of principal executive offices)

                                  650/652-3991
                               650/652-3990 (fax)
                               ------------------
                          Registrant's telephone number

                      COSMOZ INFRASTRUCTURE SOLUTIONS, INC.
                      -------------------------------------
                         Former name and former address

Item 5.  Other Events and Regulation FD Disclosure

On November 26, 2001, at a duly noticed meeting of the Board of Directors (the "Board"), the Board elected Wing Yu to serve as the Chief Executive Officer of the Company. The Board also elected Gurkan Fidan to the serve on the Board of Directors. Mr. Fidan will fill a vacancy created by the Board. The Board currently consists of Gurkan Fidan, Wilfred Shaw, Wing Yu and Owen Nacarrato.

Also, on November 26, 2001, the Company finalized the previously announced transaction of acquiring the minority interests of the Company's majority owned subsidiary, FinancialContent.com, Inc. (the "Transaction"). Under the terms of the Transaction, the Company transferred 883,017 of the Company's unregistered common stock in exchange for 1,714,286 shares of FinancialContent.com, Inc.'s common stock. The 1,714,286 shares of FinancialContent.com, Inc.'s common stock represented 30% of FinancialContent.com, Inc.'s outstanding and issued shares. Upon the closing of the Transaction, FinancialContent.com, Inc. became a wholly owned subsidiary of the Company.

The shareholders who exchanged their FinancialContent.com, Inc. shares for the Company's shares were Mark Dierolf and Gurkan Fidan. At the time of the transaction, Mr. Dierolf and Mr. Fidan were, and remain, executive officers of FinancialContent.com, Inc., as well as former employees of the Company.

In determining the number of shares to exchange, the Company used criteria such as the value of the assets of FinancialContent.com, Inc., FinancialContent.com, Inc.'s ability to compete in the content distribution market, the future use of the Internet as a source of financial information, FinancialContent.com's current and anticipated business operations, and FinancialContent.com's business reputation in the Internet financial information community.

The Company files consolidated financial statements. The Company's annual and quarterly reports filed pursuant to the Securities Exchange Act of 1934, including the Company's recently filed annual report on form 10KSB (filed
September  28,  2001) and  quarterly  report on form 10QSB  (filed  November 19,
2001), are consolidated with the financials of FinancialContent.com, Inc. and the other subsidiaries of the Company.

Also, effective on November 5, 2001, FinancialContent.com, Inc. changed its name to FinancialContent Services, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FinancialContent, Inc.


                                        By: /s/ Wing Yu
                                        ---------------
                                                Wing Yu,
                                                Chief Executive Officer

                                        Date: December 11, 2001